UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street, Los Angeles, California 90021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	GES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Guess?, Inc. (the “Company”) issued a press release on March 16, 2022 announcing its financial results for the quarter and fiscal year ended January 29, 2022. A copy of the press release is being furnished as Exhibit 99.1 attached hereto.

The information in this Item 2.02 of Form 8-K is being furnished hereby and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Chief Financial Officer

On March 10, 2022, Ms. Kathryn Anderson notified the board of directors (the “Board”) of the Company of her resignation from her position as Chief Financial Officer of the Company effective March 31, 2022.

In connection with her resignation, on March 14, 2022 the Company entered into a transition agreement (the “Transition Agreement”) with Ms. Anderson. Under the Transition Agreement, Ms. Anderson agrees to continue to serve as the Company’s Chief Financial Officer through March 31, 2022, and the Company agrees to pay Ms. Anderson (1) her regular base salary through March 31, 2022, (2) a bonus of $618,750 for the Company’s fiscal year 2022, and (3) a total of $150,000 paid in ten monthly installments ($15,000 per installment) beginning in April 2022.

The Transition Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Transition Agreement is qualified in its entirety by reference to such exhibit.

Appointment of Interim Chief Financial Officer and Chief Accounting Officer

In connection with Ms. Anderson’s resignation, on March 14, 2022, the Board appointed Mr. Dennis Secor as Interim Chief Financial Officer and Chief Accounting Officer of the Company, with such appointment to be effective on April 1, 2022. Mr. Secor, age 59, previously served as the Senior Vice President and Chief Financial Officer of the Company from July 2006 to December 2012. Since 2021, Mr. Secor has operated his own management consulting practice in New Zealand, providing financial and operational management services to small and medium sized businesses. Before that, he served as the Chief Financial Officer of Torrid Holdings Inc. (NYSE:CURV), a plus-size clothing retailer, from May 2018 to July 2019, as Chief Financial Officer of Incipio Group, a privately-held consumer technology accessories designer and manufacturer, from November 2017 to January 2018, and as Executive Vice President, Chief Financial Officer and Treasurer of Fossil Group, Inc. (Nasdaq:FOSL), a global accessories retailer and wholesaler, from December 2012 to November 2017. Before his initial service with the Company, Mr. Secor served as Vice President and Chief Financial Officer of Electronic Arts Canada, a subsidiary of Electronic Arts Inc. (Nasdaq:EA), a video game publisher, from August 2004 to July 2006. He holds a B.S. in Business Administration, Accounting from the University of San Diego. Mr. Secor will serve as the Company’s principal financial officer, principal accounting officer and chief accounting officer for Securities and Exchange Commission reporting purposes.

In connection with his appointment, on March 14, 2022 the Company entered into an employment agreement (the “Employment Agreement”) with Mr. Secor. The Employment Agreement provides that Mr. Secor will serve the Company as an executive for an employment term that commenced on March 15, 2022 and is scheduled to end March 31, 2023, subject to earlier termination as provided in the Employment Agreement, and that Mr. Secor will serve as the Company’s chief financial officer and/or chief accounting officer for such portion of the employment term as is determined by the Board. The Employment Agreement provides for the following:

a.Mr. Secor’s annual rate of base salary will be $650,000.
b.Mr. Secor will be entitled to an incentive bonus opportunity for the Company’s fiscal year 2023 based on the achievement of performance criteria established by the Compensation Committee. Mr. Secor’s threshold, target and stretch bonus opportunities for fiscal year 2023 are 37.5%, 75% and 112.5%, respectively, of his annualized rate of base salary, provided that his bonus for fiscal year 2023 will not be less than $175,000 provided that he remains employed with the Company through the end of the fiscal year.

c.On March 15, 2022, the Company granted Mr. Secor a restricted stock unit award covering 18,863 shares of the Company’s common stock under the Company’s 2004 Equity Incentive Plan. The restricted stock units are scheduled to vest, subject to Mr. Secor’s continued employment, on March 31, 2023.
d.Mr. Secor will also be entitled to certain employee benefits.

The Employment Agreement generally provides that if Mr. Secor’s employment with the Company ends before March 31, 2023 due to his death or disability, he will be entitled to a pro-rata bonus for fiscal year 2023 and pro-rata vesting of his restricted stock unit award. The Employment Agreement generally provides that if Mr. Secor’s employment with the Company is terminated by the Company without “Cause” (as defined in the Employment Agreement), or by Mr. Secor for “Good Reason” (as defined in the Employment Agreement), before March 31, 2023, Mr. Secor will be entitled to his full bonus for fiscal year 2023, continued payment of base salary through March 31, 2023, and full vesting of his restricted stock unit award, subject to his execution of a release of claims in favor of the Company.

The Employment Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Employment Agreement is qualified in its entirety by reference to such exhibit.

There are no arrangements or understandings between Mr. Secor and any other person pursuant to which Mr. Secor was appointed as Interim Chief Financial Officer and Chief Accounting Officer of the Company, there are no family relationships between Mr. Secor and any director or other executive officer of the Company, and Mr. Secor has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

On March 16, 2022, the Company issued a press release announcing Ms. Anderson’s resignation and Mr. Secor’s appointment as discussed in Item 5.02 herein. A copy of the press release is attached as Exhibit 99.2 hereto and is hereby incorporated by reference in its entirety.

The information in this Item 7.01 of Form 8-K and Exhibit 99.2 attached hereto is being furnished hereby and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Transition Agreement, dated March 14, 2022, between Guess?. Inc. and Kathryn Anderson

10.2	Employment Agreement, dated 14, 2022 between Guess?, Inc. and Dennis Secor

99.1	Press Release of Guess?, Inc. dated March 16, 2022 (financial results for the quarter and fiscal year ended January 29, 2022)

99.2	Press Release of Guess?, Inc. dated March 16, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 16, 2022	GUESS?, INC.

		By:	/s/ Carlos Alberini
Carlos Alberini Chief Executive Officer

4